Exhibit 99.2

Q4 and Full Year 2021 Earnings Organon

Disclaimer statement

This text should be viewed in conjunction with Organon's Full Year/Q4 2021 earnings call

Safe Harbor for Forward-Looking Statements

Except for historical information herein, this news release includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's future financial performance and prospects. Forward-looking statements may be identified by words such as "expects," "intends," "anticipates," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include, but are not limited to, an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the ongoing COVID-19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company's ability to accurately predict its future financial results and performance; the company's ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company's patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the Securities and Exchange Commission (SEC), including its registration statement on Form 10 and subsequent periodic filings, available at the SEC's Internet site (www.sec.gov).

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ORGANON™

Disclaimer statement, cont. Non - GAAP Information This presentation includes information based on financial measures that are not recognized under generally accepted accountin g p rinciples in the United States (“GAAP”), such as Adjusted EBITDA, Adjusted Net Income, and Adjusted Diluted Earnings per Share. Non - GAAP fina ncial measures are presented only as a supplement to the company’s financial statements based on GAAP. Non - GAAP financial information is provided to enhance understanding of the company’s financial performance, but none of these non - GAAP financial measures are reco gnized terms under GAAP, and non - GAAP measures should not be considered in isolation from, or as a substitute analysis for, the company ’s results of operations as determined in accordance with GAAP. The company uses non - GAAP measures in its operational and financial decisio n making and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful i ndi cator of the underlying operating performance of the business. The company also believes that investors may find non - GAAP financial measures useful for the same reasons, although investors are cautioned that non - GAAP financial measures are not a substitute for GAAP disclosures. T he non - GAAP financial measures are not presented in accordance with GAAP. Please refer to the appendix of this presentation for reco nci liations of non - GAAP financial measures contained herein to the most directly comparable GAAP measures. Our full - year 202 2 guidance measures (other than revenue) are provided on a non - GAAP basis because the company is unable to reasonably predict certain items contained in th e GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock - ba sed compensation and other items not reflective of the company's ongoing operations. 3

$M Non - GAAP Guidance (as of 11/11/21) 2021 Full Year Actual Status Revenue $6,200 - $6,300 $6,304 Gross margin Low to mid - 60% range 64.7% Adjusted EBITDA margin 36.5% - 37.5% 37.7% Delivered on Year One expectations 4

Strong finish in 2021 • Growth engines ( Nexplanon ® etonogestrel implant , Fertility, and Biosimilars) all grew double digits in 2021 • Q4 2021 - Product sales show growth • Established Brands down 2% in Q4 2021 • Q4 Nexplanon growth strongest in product’s history 5

Building Women's Health portfolio

Marvelon™* and *Mercilon™ February 2022	**Contraception** **Expanding contraception portfolio** by recapturing commercial rights to certain currently marketed products in Asia
Acquisition of Forendo Pharma Completed in December 2021	**Endometriosis** Affects up to **170 million patients**, or up to 10% of women of reproductive age
Licensing of investigational ebopiprant, being studied in pre-term labor July 2021	**Pre-term labor** **15 million babies (11.1% of all live births)** born pre-term every year (1)
Acquisition of Alydia Health/JADA® System June 2021	**Postpartum hemorrhage** One of the most common complications of birth, requiring pharmacologic treatment in up to **10% of mothers** (2)

(1) *WHO Key Facts, 2018: https://www.who.int/news-room/fact-sheets/detail/preterm-birth*
(2) *Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752*

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ORGANON™

Growth pillars delivered; Established Brands stabilized $ mil Q4 - 21 Q4 - 20 (pre - spin) Actual VPY Ex FX VPY 2021 (mid - year spin) 2020 (pre - spin) Actual VPY Ex FX VPY Women’s Health 415 390 6% 6% 1,612 1,555 4% 2% Biosimilars 118 103 15% 14% 424 330 28% 25% Est ablished Brands 1,037 1,062 (2)% (2)% 4,068 4,540 (10)% (13)% Other (1) 34 58 (42)% (70)% 20 0 10 7 87% 67% Total Revenue 1,604 1,613 (1)% (1)% 6,304 6,532 (3)% (6)% 7 (1) Other includes manufacturing sales to Merck & Co., Inc.(“Merck”) and other third parties, and allocated amounts from pre - spin re venue hedging activities through the date of separation.

Q4 revenue: volume mostly offsets VBP and LOE



(1%) reported
(1%) ex-FX
$ mil
$1,613
~50
~35
~10
~20
~70
~30
~10
$1,604
Q4 2020
LOE
China VBP
Price
COVID-19
Volume
Supply/Other(1)
FX
Q4 2021

[1] *Other includes manufacturing sales to Merck and other third parties, and allocated amounts from pre-spin revenue hedging activities through the date of separation.*

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# Women's Health

Women's Health

- **Record *Nexplanon* sales in Q4 2021**
- **Executing on BD strategy in WH**
- **Strong full year growth in Fertility**



390
415
Q4 20
Q4 21
1,555
1,612
2020
2021

| Revenues $ mil | Q4-21 | Q4-20 | Act VPY | Ex FX VPY | 2021 | 2020 | Act VPY | Ex FX VPY |
|---|---|---|---|---|---|---|---|---|
| *Nexplanon®* | 226 | 165 | 37% | 37% | 769 | 680 | 13% | 12% |
| *Follistim®* | 59 | 57 | 4% | 3% | 237 | 193 | 23% | 19% |
| *NuvaRing®* | 44 | 53 | (17)% | (17)% | 191 | 236 | (19)% | (21)% |
| ganirelix acetate | 26 | 25 | 2% | 1% | 111 | 81 | 37% | 32% |
| *Cerazette™* | 18 | 16 | 11% | 12% | 70 | 67 | 5% | 3% |
| Other | 42 | 74 | (44)% | (43)% | 234 | 298 | (22)% | (23)% |
| **Women's Health** | **415** | **390** | **6%** | **6%** | **1,612** | **1,555** | **4%** | **2%** |

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ORGANON™

Biosimilars Biosimilars Revenues $ mil Q 4 - 21 Q 4 - 20 Act VPY Ex FX VPY 2021 2020 Act VPY Ex FX VPY Renflexis ® 51 39 30% 29% 186 135 37% 36% Ontruzant ® 26 37 (31)% (30)% 126 115 10% 7% Brenzys Œ 28 23 24% 22% 63 74 (15)% (20)% Other 13 4 NM NM 49 6 NM NM Biosimilars 118 103 15% 14% 424 330 28% 25% 10 • Renflexis ® – continues to show strong growth four years post launch • Ontruzant growth in US tempered by EU competition and Brazil tender timing • Aybintio® and Hadlima ® – launched ex - US

Established Brands Revenue up/down Established B rands Revenues $ mil Q 4 - 21 Q 4 - 20 Act VPY Ex FX VPY 2021 2020 Act VPY Ex FX VPY Cardiovascular 398 434 (8)% (8)% 1,616 1,873 (14)% (17)% Respiratory 273 272 - 1% 1,009 1,151 (12)% (14)% Non - Opioid P ain, Bone & Derm. 208 199 4% 5% 830 833 - (4)% Other 158 157 1% 2% 613 683 (10)% (14)% Total Est. Brands 1,037 1,062 (2)% (2)% 4,068 4,540 (10)% (13)% 11 • Stabilization of revenue in Q4 2021 • Limited LOE headwind s going forward • China retail growth up double digits

$ mil 2021 (mid - year spin) 2020 (pre - spin) Actual VPY Ex FX VPY Europe and Canada 1,741 1,726 1% (4)% United States 1,383 1,408 (2)% (2)% Asia Pacific and Japan 1,173 1,535 (24)% (25)% China 933 873 7% (1) % Latin America, Middle East, Russia and Africa 841 857 (2) % (2)% Other (1) 233 133 76% 60% Revenue 6,304 6,532 (3)% (6)% Solid performance in China despite VBP headwinds ~ 75% of sales generated ex - US 12 (1) Other includes manufacturing sales to Merck and other third parties, and allocated amounts from pre - spin revenue hedging activit ies through the date of separation.

FY 2021 performance in line with expectations

$ mil (except EPS)	Q4-21	Q4-20 (pre-spin)	Actual VPY	2021 (mid-year spin)	2020 (pre-spin)	Actual VPY
Revenue	**1,604**	**1,613**	**(1)%**	**6,304**	**6,532**	**(3)%**
Cost of sales	599	586	2%	2,382	2,119	12%
Gross profit	1,005	1,027	(2)%	3,922	4,413	(11)%
Gross margin	62.7%	63.7%		62.2%	67.6%	
Non-GAAP adjusted gross profit [1]	1,059	1,051	1%	4,081	4,516	(10)%
Non-GAAP adjusted gross margin	*66.0%*	*65.2%*		*64.7%*	*69.1%*	
Selling, general, and administrative	481	434	11%	1,668	1,356	23%
Research and development	189	60	215%	443	210	111%
Adjusted EBITDA [2]	549	680	(19)%	2,379	3,120	(24)%
Adjusted EBITDA margin	34.2%	42.2%		37.7%	47.8%	
Net income, continuing operations [3]	202	376	(46)%	1,351	2,256	(40)%
Diluted EPS	**0.79**	**1.48**	**(47)%**	**5.31**	**8.90**	**(40)%**
Non-GAAP adjusted net income, continuing operations [3]	349	494	(29)%	1,662	2,523	(34)%
Non-GAAP adjusted diluted EPS	**1.37**	**1.95**	**(30)%**	**6.54**	**9.95**	**(34)%**

[1] See Slide 20 of this presentation for a reconciliation of gross profit to adjusted gross profit
[2] See Slides 21 and 22 of this presentation for a reconciliation of EBITDA and adjusted EBITDA measures
[3] See Slides 23 and 24 of this presentation for a reconciliation of net income from continuing operations to adjusted net income from continuing operations

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ORGANON™

14 $ mil $100 million voluntary debt repayment in Q4 – net leverage as of December 31, 2021 ~3.5x Lowered leverage in 2021 June 30, 2021 September 30, 2021 December 31,2021 Reported c ash and c ash equivalents 730 1,008 737 Cash from Merck for IOM - exit inventory (1) (400) (320) (0) Cash available to Organon 330 688 737 Gross Debt (2) 9,348 9,298 9,134 Net Debt (2) 9,018 8,610 8,397 (1) Organon’s starting cash balance at spin included $400 million from Merck, which was used for the purchase of inventory from Merck upon exit of certain Interim Operating Model arrangements. (2) Debt figures are net of discounts and unamortized fees of $135 million, $130 million, and $124 million as of June 30, 2021, S ept ember 30, 2021, and December 31, 2021, respectively.

2021 an inflection year for performance (3%) reported (6%) ex - FX $ mil $6,532 $6,304 ~300 ~170 ~140 ~190 ~80 ~130 ~20 (1) (1) Other includes manufacturing sales to Merck and other third parties, and allocated amounts from pre - spin revenue hedging activit ies through the date of separation. 15

Volume growth can more than offset business headwinds at constant currency $6,304 $6,100 – $6,400 ~(100) ~(100) ~(200) +600 − +700 (100) − (200) (100) − (200) $ millions (2) FX ~200 - 300 bps headwind to growth in 2022 (1) Other includes manufacturing sales to Merck and other third parties, and allocated amounts from pre - spin revenue hedging activit ies through the date of separation. (2) Based on 2021 performance and December month end spot rates for 2022. (1) 16

2022 Guidance: Investing for future growth 17 $M, provided on a Non - GAAP basis, except Revenue FY 2021 guidance as of November 11, 2021 2021 Actuals 2022 Guidance Revenue $6,200 - $6,300 6,304 $6,100 - $6,400 Adjusted gross margin Low to mid - 60% range 64.7% Mid - 60% range SG&A (as % of revenue) Mid - 20% range 23.8% Mid - 20% range R&D (as % of revenue) Mid - single - digit 5.2% Mid - upper single - digit Adjusted EBITDA margin 36.5% - 37.5% 37.7% 34% - 36% Interest expense ~$400 $100/qtr. pro forma ~$400 Depreciation $100 - $115 $92 $100 - $115 Effective non - GAAP tax rate 17.5% - 19.5% 18.1% 17.5% - 19.5% Fully diluted weighted avg. shares outstanding ~254M ~254M ~255M

Q&A

Appendix

Gross margin reconciliation $ mil Q4 - 21 Q4 - 20 (pre - spin) 2021 (mid - year spin) 2020 (pre - spin) Revenue 1,604 1,613 6,304 6,532 Cost of sales 599 586 2,382 2,119 Gross p rofit 1,005 1,027 3,922 4,413 Gross m argin 62.7% 63.7% 62.2% 67.6% Amortization 34 21 103 86 One - time costs (1) 17 - 45 - Stock - based compensation 3 3 11 17 Non - GAAP a djusted g ross p rofit (2) 1,059 1,051 4,081 4,516 Non - GAAP a djusted g ross m argin 66.0% 65.2% 64.7% 69.1% (1) One - time costs for the three months ended December 31, 2021 include costs to stand up the Company as well as a $7 million impair ment charge relating to a licensed intangible asset. For the twelve month period ended December 31, 2021, one time costs include inventory discards related to separation re - labeling and other costs to stand up the Company. (2) Non - GAAP adjusted gross profit is calculated by excluding amortization, one - time costs described above, and the portion of stock - based compensation expense allocated to Cost of sales. 20

Net Income to Adjusted EBITDA reconciliation

$ mil	Q4-21	Q4-20 (pre-spin)
Net income from continuing operations before income tax	**236**	**525**
Depreciation	28	14
Amortization[1]	34	21
Interest expense	98	-
EBITDA	**396**	**560**
Restructuring costs	-	17
One-time costs[2]	59	95
Acquired in-process research and development[3]	79	-
Stock-based compensation	15	8
Adjusted EBITDA	**549**	**680**
Adjusted EBITDA margin	*34.2%*	*42.2%*

[1] *Amortization in all periods is included in Cost of sales.*

[2] *For the three months ended December 31, 2021, one-time costs primarily include costs incurred in connection with the spin-off of Organon as well as $5 million of transaction costs pertaining to the Forendo acquisition and a $7 million impairment charge of a licensed intangible asset. For the three months ended December 31, 2021, approximately $26 million of the one-time costs are recorded in Selling, general and administrative expenses, approximately $17 million are recorded in Cost of sales, approximately $9 million are recorded in Research and development, and $7 million in Other (income) expense, net. For the three months ended December 31, 2020, $95 million of the one-time costs are classified in Selling, general and administrative expenses.*

[3] *Costs represent $79 million related to the Forendo acquisition in the fourth quarter 2021, which was recorded in Research and development expense.*

ORGANON™

21

Net Income to Adjusted EBITDA reconciliation $ mil 2021 (mid - year spin) 2020 (pre - spin) Net income from continuing operations before income tax 1,529 2,752 Depreciation 92 56 Amortization (1) 103 86 Interest expense 258 - EBITDA 1,982 2,894 Restructuring costs 3 60 One - time costs (2) 231 126 Acquired in - process research and development (3) 104 - Stock - based compensation 59 40 Adjusted EBITDA 2,379 3,120 Adjusted EBITDA margin 37.7% 47.8% (1) Amortization in all periods is included in Cost of sales. (2) For the twelve months ended December 31, 2021, approximately $165 million of the one - time costs are recorded in Selling, general and administrative expenses (which includes $23 million pertaining to the acquisition of Alydia in the second quarter 2021), approximately $45 million are recorded in Cost of sales, $14 million are recorded in Research and development, an d $7 million are recorded in Other (income) expense, net. For the twelve months ended December 31, 2020, $126 million of one - time costs are classified in Selling, general and administrative expenses. (3) Costs represent $79 million related to the Forendo acquisition in the fourth quarter 2021 and the twelve month period for 202 1 i ncludes the $25 million upfront licensing payment associated with ObsEva in the third quarter 2021, both of which were recorded in Research and development expense. 22

Net Income to Adjusted Net Income reconciliation

$ mil (except EPS)	Q4-21	Q4-20 (pre-spin)
Net income from continuing operations before income tax	**236**	**525**
Amortization[1]	34	21
Restructuring costs	-	17
One-time costs[2]	59	95
Acquired in-process research and development[3]	79	-
Stock-based compensation	15	8
Total Adjustments	**187**	**141**
Non-GAAP pre-tax income from continuing operations	**423**	**666**
Taxes on income as reported in accordance with GAAP	34	149
Tax benefit on adjustments	35	23
Tax benefit on GAAP-only discrete items[4]	5	-
Non-GAAP adjusted taxes on income	**74**	**172**
Non-GAAP adjusted net income, continuing operations	**349**	**494**
Non-GAAP adjusted net income, continuing operations per diluted share	**1.37**	**1.95**

(1) Amortization in all periods is included in Cost of sales.
(2) For the three months ended December 31, 2021, one-time costs primarily include costs incurred in connection with the spin-off of Organon as well as $5 million of transaction costs pertaining to the Forendo acquisition and a $7 million impairment charge of a licensed intangible asset. For the three months ended December 31, 2021, approximately $26 million of the one-time costs are recorded in Selling, general and administrative expenses, approximately $17 million are recorded in Cost of sales, approximately $9 million are recorded in Research and development, and $7 million in Other (income) expense, net. For the three months ended December 31, 2020, $95 million of the one-time costs are classified in Selling, general and administrative expenses.
(3) Costs represent $79 million related to the Forendo acquisition in the fourth quarter 2021, which was recorded in Research and development expense.
(4) For the three months ended December 31, 2021, the company recorded a tax benefit of approximately $5 million related to a portion of non-US step up in tax basis as a result of its separation from Merck.

ORGANON™

23

Net Income to Adjusted Net Income reconciliation

$ mil (except EPS)	2021 (mid-year spin)	2020 (pre-spin)
Net income from continuing operations before income tax	**1,529**	**2,752**
Amortization[1]	103	86
Restructuring costs	3	60
One-time costs[2]	231	126
Acquired in-process research and development[3]	104	-
Stock-based compensation	59	40
Total Adjustments	**500**	**312**
Non-GAAP pre-tax income from continuing operations	**2,029**	**3,064**
Taxes on income as reported in accordance with GAAP	178	496
Tax benefit on adjustments	93	45
Tax benefit on GAAP-only discrete items[4]	96	-
Non-GAAP adjusted taxes on income	**367**	**541**
Non-GAAP adjusted net income, continuing operations	**1,662**	**2,523**
Non-GAAP adjusted net income, continuing operations per diluted share	**6.54**	**9.95**

(1) Amortization in all periods is included in Cost of sales.
(2) For the twelve month period ended December 31, 2021, approximately $165 million of the one-time costs are recorded in Selling, general and administrative expenses (which includes $23 million pertaining to the acquisition of Alydia in the second quarter 2021), approximately $45 million are recorded in Cost of sales, $14 million are recorded in Research and development, and $7 million are recorded in Other (income) expense, net. For the twelve months ended December 31, 2020, $126 million of one-time costs are classified in Selling, general and administrative expenses.
(3) Costs represent $79 million related to the Forendo acquisition in the fourth quarter 2021 and the twelve month period for 2021 includes the $25 million upfront licensing payment associated with ObsEva in the third quarter 2021, both of which were recorded in Research and development expense.
(4) For the twelve month period ended December 31, 2021, the company recorded a tax benefit of approximately $75 million related to a portion of non-US step up in tax basis as a result of its separation from Merck.

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ORGANON™

Number of products 11 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 25 ® Œ